SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 25, 2003

OLYMPUS COMMUNICATIONS, L.P.
OLYMPUS CAPITAL CORPORATION
FRONTIERVISION OPERATING PARTNERS, L.P.
FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS, L.P.
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
ARAHOVA COMMUNICATIONS, INC.
 (Exact name of registrants as specified in its charter)

Delaware	333-19327	25-1622615
Delaware	333-19327-01	23-2868925
Delaware	333-9535	84-1316775
Delaware	333-9535-01	84-1353734
Delaware	333-36519	84-1432334
Delaware	333-36519-01	84-1432976
Delaware	333-75567-01	84-1481765
Delaware	0-16899	25-1844576
(State or other jurisdiction of	(Commission File Numbers)	(IRS Employer Identification Nos.)
incorporation)

One North Main Street — Coudersport, PA 16915-1141
(Address of principal executive offices)     (Zip Code)

Registrants’ telephone number, including area code (814) 274-9830

Item 9. Regulation FD Disclosure

Operating Reports

        On June 25, 2003, Adelphia Communications Corporation (the “Company”) and certain other debtor-in-possession subsidiaries of the Company filed their unaudited consolidated Monthly Operating Report (the “Adelphia Operating Report”) for the month of May 2003 with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). Exhibit 99.1 to this Current Report on Form 8-K contains the unaudited consolidated financial statements and the Bankruptcy Court reporting schedules of the Adelphia Operating Report as filed with the Bankruptcy Court.

        The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports, which contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. The Operating Reports are subject to revision. The Operating Reports also contain information for periods, which may be shorter or otherwise different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Corrections of Customer Statistical Data

        As previously reported in its Current Report on Form 8-K dated May 23, 2003 (the “May 2003 8-K”), the Company has restated its statistical customer information for September 30, 2002, June 30, 2002 and March 31, 2002 from previously reported data. The Company no longer includes additional digital converter boxes and cable modems billed to the same customer in its customer information. In addition, the Company has changed the methodology used to calculate equivalent bulk subscribers, which in general reduced the reported number of equivalent bulk subscribers. The Company believes that these changes were necessary to conform to industry practices for reporting customer information. At the time the May 2003 8-K was filed, the Company had not yet completed the restatement of its 2001, 2000 and 1999 customer information. In June 2003, the Company completed its review of statistical customer information for 2001, 2000 and 1999. The following table provides a summary of the Company’s customer information as previously reported along with the restated customer information. The summary includes customer information for subsidiaries that are consolidated for financial reporting purposes, except for customers in the Company’s Brazilian ventures. The following information does not include any customer information for cable systems owned by the Rigas family.

	Basic Customers			Digital Customers		High-Speed Data Customers
	Previously Reported (1)	Previously Reported (2)	Restated (2)	Previously Reported (3)	Restated	Previously Reported (4)	Restated
March 31, 2003	N/A	N/A	5,302,533	N/A	1,837,871	N/A	711,736
December 31, 2002	N/A	N/A	5,321,675	N/A	1,783,480	N/A	627,170
September 30, 2002	5,775,356	5,377,026	5,350,036	2,425,570	1,692,482	555,515	553,178
June 30, 2002	5,845,850	5,451,731	5,425,404	2,344,171	1,631,970	492,451	489,718
March 31, 2002	5,859,929	5,454,116	5,427,219	2,157,369	1,502,564	398,782	396,016
December 31, 2001	5,782,899	5,397,155	5,376,031	1,882,904	1,331,493	306,612	304,973
December 31, 2000	5,547,690	N/A	5,205,742	N/A	612,177	N/A	109,563
December 31, 1999	4,990,092	N/A	4,715,619	N/A	182,002	N/A	25,081

(1)	These previously reported basic customer counts were not discounted for equivalent billing units at prevailing rates as noted in (2) below.

(2)	Reported under an equivalent billing units methodology whereby customers under a bulk billing arrangement are reduced to the equivalent number of customers who receive cable television at the prevailing rate in the franchise area.

(3)	Includes additional digital converter boxes billed to the same customer.

(4)	Includes additional cable modems billed to the same customer.

(N/A)	Customer information not previously reported in Securities Act and Exchange Act filings.

Limitation on Incorporation by Reference

        In accordance with general instruction B.2 of Form 8-K, the Operating Reports and other information in this report (including exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

        As a result of actions taken by Rigas Management: (a) the Company has not yet completed its financial statements as of or for the years ended December 31, 2002 and 2001, or received its independent public accountants’ report thereon or filed with the Securities and Exchange Commission (the “Commission”) its Annual Report on Form 10-K for the years ended December 31, 2002 and 2001; (b) the Company’s former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company’s financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the year ended December 31, 2000; (c) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2003; (d) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Report on Form 10-Q as of and for the quarterly periods ended September 30, 2002, June 30, 2002 or March 31, 2002; and (e) the Company expects to restate its financial statements for the years ended December 31, 2000 and 1999, and its interim financial statements for 2001 and possibly other periods. New management took control of the Company in May 2002 and retained new independent auditors and began the preparation of new financial statements for the periods in question. As a result of certain actions of Rigas Management that the Company has previously disclosed, the Company is unable to predict at this time when such financial statements will be completed. In addition, current management believes that the public information provided by Rigas Management on other matters of interest to investors, such as the Company’s rebuild percentage (the percentage of the Company’s cable television systems that the Company believes have been upgraded to current standards), was unreliable. As a result, the Company anticipates that it may have to supplement the financial and other information contained in this Form 8-K and that such supplemental information may be material.

Cautionary Statement Regarding Forward Looking Statements

        This document includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding Adelphia Communications Corporation and its subsidiaries’ (collectively, the “Company’s”) expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.

        Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company’s filings with the Commission, including its recently filed Current Reports on Form 8-K, the most recently filed Quarterly Report on Form 10-Q, the Annual Report on Form 10-K for the year ended December 31, 2000, and the most recent prospectus supplement filed under Registration Statement No. 333-64224, under the section entitled “Risk Factors” contained therein. Factors that may affect the plans or results of the Company include, without limitation: (a) the Company’s filing of a petition for relief under Chapter 11 of the United States Bankruptcy Code; (b) the results of litigation against the Company, including the civil complaint by the Commission and the potential for a criminal indictment of the Company; (c) the effects of government regulations and the actions of local cable franchise authorities; (d) the availability of debtor-in-possession financing and surety bonds to support the Company’s operations; (e) the results of the Company’s internal investigation and the matters described above under “Cautionary Statement Regarding Financial and Operating Data”; (f) actions of the Company’s competitors; (g) the pricing and availability of equipment, materials, inventories and programming; (h) product acceptance and customer spending patterns; (i) the Company’s ability to execute on its business plans, to provide uninterrupted service to its customers and to conduct, expand and upgrade its networks; (j) technological developments; (k) matters relating to or in connection with the bankruptcy filing and proceedings of TelCove, Inc. (formerly known as Adelphia Business Solutions, Inc.); (l) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete; (m) the movement of interest rates and the resulting impact on the Company’s interest obligations with respect to its pre-petition bank debt and Debtor-in-Possession financing; and (n) the delisting of the Company’s common stock by Nasdaq. Many of such factors are beyond the control of the Company and its current management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 30, 2003	OLYMPUS COMMUNICATIONS, L.P. (Registrant)

By: ACC OPERATIONS, INC.,
its Managing General Partner

By: /s/ Scott Macdonald
      Scott Macdonald
      Senior Vice President
          and Chief Accounting Officer

OLYMPUS CAPITAL CORPORATION (Registrant)

By: /s/ Scott Macdonald
      Scott Macdonald
      Senior Vice President
          and Chief Accounting Officer

FRONTIERVISION OPERATING PARTNERS, L.P.
(Registrant)

By: FRONTIERVISION HOLDINGS, L.P.,
      its General Partner

        By: FRONTIERVISION PARTNERS, L.P.,
              its General Partner

                By: ADELPHIA GP HOLDINGS, L.L.C., its
                      General Partner

                         By: ACC OPERATIONS, INC., its Sole
                               Member

                                 By: /s/ Scott Macdonald
                                       Scott Macdonald
                                       Senior Vice President
and Chief Accounting Officer

FRONTIERVISION CAPITAL CORPORATION
(Registrant)

By: /s/ Scott Macdonald
      Scott Macdonald
      Senior Vice President
          and Chief Accounting Officer

FRONTIERVISION HOLDINGS, L.P., (Registrant)

        By: FRONTIERVISION PARTNERS, L.P.,
              its General Partner

                By: ADELPHIA GP HOLDINGS, L.L.C., its
                      General Partner

                         By: ACC OPERATIONS, INC., its Sole
                               Member

                         By: /s/ Scott Macdonald
                               Scott Macdonald
                               Senior Vice President
                                   and Chief Accounting Officer

FRONTIERVISION HOLDINGS CAPITAL
CORPORATION (Registrant)

        By: /s/ Scott Macdonald
              Scott Macdonald
              Senior Vice President
                  and Chief Accounting Officer

FRONTIERVISION HOLDINGS CAPITAL II
CORPORATION (Registrant)

        By: /s/ Scott Macdonald
              Scott Macdonald
              Senior Vice President
                  and Chief Accounting Officer

ARAHOVA COMMUNICATIONS, INC.
(Registrant)

        By: /s/ Scott Macdonald
              Scott Macdonald
              Senior Vice President
and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Operating Report for the period ended May 31, 2003, dated June 25, 2003.